Exhibit 99.2

TACTICAL RESOURCES, A GROWING NORTH AMERICAN RARE EARTH ELEMENTS COMPANY, TO LIST ON NASDAQ

●	Tactical Resources’ mission is to become America’s next producer of Rare Earth Elements (REEs), the critical materials needed in the development of modern technologies with uses in semiconductors, electric vehicles, advanced robotics, and most importantly, national defense.

●	The proposed business combination with Plum Acquisition Corp. III implies a pro forma enterprise value of $589 million.

●	With China currently producing nearly 70% of the world’s REEs, Tactical Resources’ role as one of only a few near-term U.S.-focused REEs developers creates an opportunity to deliver value in strengthening both domestic supply chains and national security.

●	Tactical Resources’ Peak Project has the exclusive rights to acquire REEs enriched tailings and stockpiled materials from the Sierra Blanca Quarry (SBQ). The Peak Project has access to an existing advanced permitted and operational mine in Texas with proven REEs enriched tailings already extracted, and one of only a few rare earth hard rock Direct-Leach-Extractable projects in the world.

●	Transaction proceeds will support Tactical Resources’ strategic growth plan, which includes helping finance Tactical Resources’ operations plan at the Peak Project and the progression of Tactical Resources’ future production activities.

NEW YORK – August 23, 2024 – Tactical Resources Corp (TSX.V: RARE | OTC: USREF) (“Tactical Resources” or the “Company”), a mineral exploration and development company, and Plum Acquisition Corp. III (NASDAQ: PLMJ) (“Plum”), a NASDAQ-listed special purpose acquisition company, today announced they have entered into a definitive business combination agreement (the “Business Combination Agreement”). The proposed business combination (the “Proposed Business Combination") is expected to be completed (the “Closing”) in the fourth quarter of 2024, subject to customary closing conditions, including regulatory, court and stockholder approvals.

The Company’s flagship asset, the Peak Project (“Peak Project”) contains the rights to acquire REEs enriched tailings and stockpiled materials extracted from the Sierra Blanca Quarry (“SBQ”). The Peak Project is a rare earth focused project strategically located southeast of El Paso, Texas. This convenient location in a mining-friendly jurisdiction offers extensive infrastructure, including easy highway, power, water, and rail line access. Tactical Resources believes that the Peak Project will enable it to become a significant REEs producer in the United States.

The Peak Project is one of only a few rare earth hard rock Direct-Leach-Extractable projects in the world, with initial quarry operating permits already in place. The Company also has an exclusive option to purchase SBQ’s mining lease and associated infrastructure for the Peak Project.

With China currently producing nearly 70% of the world’s REEs and demand for REEs continuing to grow, North America continues to look outside China to deliver supply of REEs. Tactical Resources is focused on supplying a range of REEs to the U.S. market to support the development of modern technologies with uses in semiconductors, electric vehicles, advanced robotics, and most importantly, national defense.

Key Investment Highlights

●	Growing Rare Earth Elements (REEs) Mining Asset and Company – strong position with geographic focus in the U.S.

●	Significant Geo-Political and Supply Implications – enabling reduced dependence on China for REEs critically needed for semiconductors, electric vehicles, advanced robotics, and most importantly, national defense.

●	Existing Operational Mine in Texas with Proven REEs Enriched Tailings Already Extracted – demonstrated testing results showcases potential future success.

●	Strong and Compelling Financial Upside – based on established precedents and low initial capital expenditures to get to initial production.

●	Dedicated Management Team with Proven Track Record – deep industry experience and substantial sector expertise.

Management Commentary

Ranjeet Sundher, CEO of Tactical Resources, commented: “Today represents a significant day and an exciting milestone for Tactical Resources. We believe that this business combination with Plum will enable us to advance our growth strategy and form strategic alliances that enhance shareholder value. Tactical Resources intends to use the capital raised to transform both domestic and international rare earth element supply chains and lessen America’s reliance on overseas critical mineral resources. While others may be focusing on the manufacturing of singular end-products such as magnets, our focus is on the more critical raw ingredients needed to fuel the overarching rare earth elements ecosystem. Given the advanced infrastructure nearby our project, what sets us apart is that we believe we won’t need the billions of dollars and decades of time typically needed in the mining industry to put our project into production. We believe that this business combination will help position Tactical Resources to become a significant rare earth elements producer in the United States.”

Kanishka Roy, CEO of Plum, added: “We are thrilled to announce our business combination with Tactical Resources. At Plum, we are committed to partnering with companies with strong business profiles and experienced management teams, and Tactical Resources stood out to us due to a compelling history of successes achieved by members of its management team and a very important mission to enhance national security. With the U.S.’s reliance on Chinese rare earth element sources, we believe that Tactical Resources is poised to play a critical role in supply chains essential to semiconductors, a clean energy future, and the national defense industry. We look forward to collaborating with Tactical Resources, Ranjeet and his team, as Tactical Resources grows and works to create shareholder value.”

Proposed Business Combination Overview

The Proposed Business Combination implies a pro forma enterprise value of $589 million, assuming Tactical Resources is delivered on a cash free, debt free basis. The proceeds of the Proposed Business Combination will support Tactical Resources’ strategic growth plan, which includes helping finance Tactical Resources’ operations plan at the Peak Project and the progression of Tactical Resources’ future production activities.

Pursuant to the Business Combination Agreement, Plum, a Cayman Islands exempted company, will re-domicile in the Province of British Columbia, Canada and amalgamate with a newly formed company incorporating under the laws of the Province of British Columbia ("Pubco”) to form one corporate entity (“New Pubco”). A newly formed, wholly-owned subsidiary of Plum incorporated under the laws of the Province of British Columbia (“Amalco”) will amalgamate with the Company to form one corporate entity, such that, following the amalgamation, the Company will continue as a wholly-owned subsidiary of New Pubco, which will be renamed “Tactical Resources Corp.” or such other name as may be agreed to between the parties. The aggregate transaction consideration deliverable to the Company’s shareholders will be a number of newly issued common shares of New Pubco based on a $500 million pre-transaction equity value of the Company.

The Proposed Business Combination has been unanimously approved by the board of directors of Plum and by the disinterested directors of the board of directors of the Company. The Proposed Business Combination is expected to be completed in the fourth quarter of 2024, subject to customary closing conditions, including all requisite approvals by shareholders of Plum and Tactical Resources, the listing approval of Nasdaq Stock Market, the effectiveness of the registration statement on Form F-4 to be filed by New Pubco with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Proposed Business Combination (the “Registration Statement”), and satisfaction or waiver of the other conditions set forth in the Business Combination Agreement. The Company is expected to delist from the TSX Venture Exchange upon closing of the Proposed Business Combination.

Under the terms of the Business Combination Agreement, Tactical Resources’ existing shareholders will convert 100% of their equity/ ownership stakes into New Pubco and are expected to own approximately 82% of New Pubco upon consummation of the Proposed Business Combination.

An investor presentation discussing the Proposed Business Combination has been posted to Plum’s investor website, which is available at https://plumpartners.com/.

Additional information about the Proposed Business Combination, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by Plum with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

The Company will be filing a copy of the Business Combination Agreement and related transaction documents under its profile on SEDAR+ at www.sedarplus.ca. Additional details relating to the Proposed Business Combination will be included in a management information circular of the Company to be filed with applicable regulatory authorities and mailed to shareholders of the Company to seek approval of the Proposed Business Combination. Shareholders of the Company and other interested parties are advised to read the materials relating to the Proposed Business Combination, including the Business Combination Agreement that will be filed by the Company with securities regulatory authorities in Canada, when they become available. Anyone may obtain copies of these documents when available free of charge under the Company’s profile on SEDAR+.

Advisors

Cohen & Company Capital Markets is serving as the exclusive financial advisor, lead capital markets advisor and placement agent to Plum Acquisition Corp. III. Jett Capital Advisors, LLC is serving as exclusive financial advisor, lead capital markets advisor and co-placement agent to Tactical Resources. Hogan Lovells US LLP and Aird & Berlis LLP are serving as legal counsel to Plum, and Allen Overy Shearman Sterling US LLP and McMillan LLP are serving as legal counsel to Tactical Resources. Manning Elliott LLP is serving as auditor to Tactical Resources.

About Tactical Resources

Tactical Resources is a mineral exploration and development company focused on U.S.-made rare earth elements used in semiconductors, electric vehicles, advanced robotics, and most importantly, national defense. The Company is also actively involved in the development of innovative metallurgical processing techniques to further unlock REEs development potential.

Ranjeet Sundher, Chief Executive Officer

Tel: +1-778-588-5483

For additional information, please visit www.tacticalresources.com.

About Plum Acquisition Corp. III

Plum Acquisition Corp. III is a special purpose acquisition company, which engages in effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Plum seeks to establish itself as the first-stop SPAC platform for high-quality companies, and the management team’s decades of operational experience leading technology companies, and the proprietary Accelerating Through the Bell operational playbook that helps companies list and grow in the public markets.

For additional information, please visit https://plumpartners.com/.

Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, Plum’s, Tactical Resources’, or their respective management teams’ expectations concerning the outlook for their or Tactical Resources’ business, productivity, plans, and goals for future operational improvements and capital investments, operational performance, future market conditions, or economic performance and developments in the capital and credit markets and expected future financial performance, including expected net proceeds, expected additional funding, the percentage of redemptions of Plum’s public stockholders, growth prospects and outlook of Tactical Resources’ operations, individually or in the aggregate, including the achievement of project milestones, commencement and completion of commercial operations of certain of Tactical Resources’ projects, as well as any information concerning possible or assumed future results of operations of Tactical Resources. Forward-looking statements also include statements regarding the expected benefits of the Proposed Business Combination. The forward-looking statements are based on the current expectations of the respective management teams of Tactical Resources and Plum, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Plum’s securities; (ii) the risk that the Proposed Business Combination may not be completed by Plum’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Plum; (iii) the failure to satisfy the conditions to the consummation of the Proposed Business Combination, including the adoption of the Business Combination Agreement by the shareholders of Plum and Tactical Resources and the receipt of certain regulatory and court approvals; (iv) market risks; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Proposed Business Combination on Tactical Resources’ business relationships, performance, and business generally; (vii) risks that the Proposed Business Combination disrupts current plans of Tactical Resources and potential difficulties in its employee retention as a result of the Proposed Business Combination; (viii) the outcome of any legal proceedings that may be instituted against Tactical Resources or Plum related to the Business Combination Agreement or the Proposed Business Combination; (ix) failure to realize the anticipated benefits of the Proposed Business Combination; (x) the inability to maintain the listing of Plum’s securities or to meet listing requirements and maintain the listing of New Pubco’s securities on Nasdaq; (xi) the risk that the price of New Pubco’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which Tactical Resources plans to operate, variations in performance across competitors, changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro-economic and social environments affecting its business, and changes in the combined capital structure; (xii) the inability to implement business plans, forecasts, and other expectations after the completion of the Proposed Business Combination, identify and realize additional opportunities, and manage its growth and expanding operations; (xiii) the risk that Tactical Resources may not be able to successfully develop its mining projects, and/or its expansion plan (xiv) the risk that Tactical Resources will be unable to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xv) political and social risks of operating in the U.S. and other countries; (xvi) the operational hazards and risks that Tactical Resources faces; and (xvii) the risk that additional financing in connection with the Proposed Business Combination may not be raised on favorable terms. The foregoing list is not exhaustive, and there may be additional risks that neither Plum nor Tactical Resources presently knows or that Plum and Tactical Resources currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this press release and the other risks and uncertainties described in the “Risk Factors” section of Plum’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on July 1, 2024, the risks to be described in the Registration Statement, which will include a preliminary proxy statement/prospectus, and those discussed and identified in filings made with the SEC by Plum and Pubco and filings made by Tactical Resources with the Canadian Securities Administrators (the “CSA”) from time to time. Tactical Resources and Plum caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this press release speak only as of the date of this press release. None of Tactical Resources, Plum, or Pubco undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that Tactical Resources, Plum, or Pubco will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the Proposed Business Combination, in Plum’s or Pubco’s public filings with the SEC, or Tactical Resources’ filings with the CSA, which are or will be (as appropriate) accessible at www.sec.gov or on SEDAR+ at www.sedarplus.ca, and which you are advised to review carefully.

Important Information for Investors and Shareholders

In connection with the Proposed Business Combination, Pubco intends to file with the SEC the Registration Statement, which will include a prospectus with respect to Pubco’s securities to be issued in connection with the Proposed Business Combination and a proxy statement to be distributed to holders of Plum’s common shares in connection with Plum’s solicitation of proxies for the vote by Plum’s shareholders with respect to the Proposed Business Combination and other matters to be described in the Registration Statement (the “Proxy Statement”). After the SEC declares the Registration Statement effective, Plum plans to file a definitive Proxy Statement and prospectus with the SEC and to mail copies to stockholders of Plum as of a record date to be established for voting on the Proposed Business Combination. In addition, the Company will prepare and mail an information circular relating to the Business Combination to its shareholders. This press release does not contain all the information that should be considered concerning the Proposed Business Combination and is not a substitute for the Registration Statement, Proxy Statement or for any other document that Pubco or Plum may file with the SEC or that Tactical Resources may file with the CSA. Before making any investment or voting decision, investors and security holders of Plum and Tactical Resources are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC or CSA in connection with the Proposed Business Combination as they become available because they will contain important information about, Tactical Resources, Plum, Pubco and the Proposed Business Combination.

Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Pubco and Plum through the website maintained by the SEC at www.sec.gov and with the CSA through SEDAR+ at www.sedarplus.ca. In addition, the documents filed by Pubco and Plum may be obtained free of charge from Plum’s website at https://plumpartners.com/ or by directing a request to Kanishka Roy, Chief Executive Officer, 2021 Fillmore St. #2089, San Francisco, California 94115; Tel: 929-529-7125. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Tactical Resources, Plum, Pubco and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC or CSA, be deemed to be participants in the solicitations of proxies in connection with the Proposed Business Combination. For more information about the names, affiliations and interests of Plum’s directors and executive officers, please refer to Plum’s annual report on Form 10-K filed with the SEC on July 1, 2024, and Registration Statement, Proxy Statement and other relevant materials filed with the SEC in connection with the Proposed Business Combination when they become available. Information about the directors and executive officers of Tactical Resources can be found in its Management Information Circular dated October 26, 2023, which was filed with the CSA on November 11, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of Plum’s or Tactical Resource’s shareholders generally, will be included in the Registration Statement and the Proxy Statement and other relevant materials when they are filed with the SEC or the CSA when they become available. Shareholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement and other such documents carefully, when they become available, before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This document shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This document shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the Proposed Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Investor and Media Relations Contact

Media

media@tacticalresources.com

Investors

investors@tacticalresources.com